UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT	June 13, 2011

(DATE OF EARLIEST EVENT REPORTED)	June 07, 2011

BOARDWALK PIPELINE PARTNERS, LP
(Exact name of registrant as specified in its charter)

Delaware	01-32665	20-3265614
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

9 Greenway Plaza, Suite 2800
Houston, Texas 77046
(Address of principal executive office)

(866) 913-2122
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Purchase Agreement

On June 9, 2011, the Registrant’s indirect wholly-owned subsidiary, Texas Gas Transmission, LLC ("Texas Gas"), entered into a purchase agreement (the "Purchase Agreement") with the initial purchasers named therein with respect to the issue and sale by Texas Gas of $115 million aggregate principal amount of its 4.50% senior notes due 2021 (the "Notes"). The Notes are an additional issue of Texas Gas’ outstanding 4.50% senior notes due 2021, issued in an aggregate principal amount of $325 million on January 19, 2011.  The Notes will be issued at a price equal to 101.428% of the principal amount thereof plus accrued interest from January 19, 2011. The Notes have been offered only to qualified institutional buyers under Rule 144A and to persons outside the United States under Regulation S. The Notes have not and will not be registered under the Securities Act of 1933 or any state securities laws, and may not be offered or sold except pursuant to an exemption from the registration requirements of the Securities Act of 1933 and applicable state securities laws. A copy of the Purchase Agreement is filed herewith as Exhibit 1.1 to this Report and is incorporated herein by reference. Closing of the offering will occur on June 16, 2011. Texas Gas plans to use the proceeds from the offering and borrowings under its revolving credit facility to redeem its 5.50% senior notes due 2013, including the payment of the applicable redemption premium.

First Supplemental Indenture

Texas Gas issued the Notes pursuant to an indenture, dated as of January 19, 2011 (the “Original Indenture”), between Texas Gas and The Bank of New York Mellon Trust Company, N.A., as Trustee (the “Trustee”), pursuant to which Texas Gas issued $325 million in aggregate principal amount of 4.50% senior notes due 2021 on January 19, 2011. On June 7, 2011, Texas Gas entered into a First Supplemental Indenture (the “First Supplemental Indenture”) between Texas Gas and the Trustee to correct a typographical error in Section 11.7(a) of the Original Indenture.  This Section was changed to correct the discount associated with the redemption price.  A copy of the First Supplemental Indenture is filed herewith as Exhibit 4.1 to this report and is incorporated by reference herein.

The foregoing descriptions of the Purchase Agreement and the First Supplemental Indenture are qualified in their entirety by reference to such Purchase Agreement and First Supplemental Indenture, copies of which are filed herewith as Exhibits 1.1 and 4.1, respectively.  The Original Indenture was filed as Exhibit 4.1 to the Registrant’s current report on Form 8-K filed on January 19, 2011 and is incorporated herein by reference.

Item 2.03   Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under the “First Supplemental Indenture” in Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 9.01   Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

Exhibit 1.1	Purchase Agreement dated June 9, 2011 among Barclays Capital Inc., Credit Suisse Securities (USA) LLC and J.P. Morgan Securities LLC, as the initial purchasers, and Texas Gas Transmission, LLC

Exhibit 4.1	First Supplemental Indenture dated June 7, 2011, between Texas Gas Transmission, LLC and The Bank of New York Mellon Trust Company, N.A.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BOARDWALK PIPELINE PARTNERS, LP
By: BOARDWALK GP, LP,
its general partner
By: BOARDWALK GP, LLC,
its general partner
By: /s/ Jamie L. Buskill
Jamie L. Buskill
Senior Vice President, Chief Financial Officer and Treasurer

Dated: June 13, 2011